SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549




                            FORM 8-K



                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)
                          July 1, 1997




                         HMN FINANCIAL, INC.
(Exact name of Registrant as specified in its Charter)



  DELAWARE                    0-24100                41-1777397
(State or other         (Commission File No.)      (IRS Employer
 jurisdiction of                                   Identification
 incorporation)                                        Number)




101 NORTH BROADWAY, SPRING VALLEY, MINNESOTA              55975
(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code: (507) 346-7345




                               N/A
_________________________________________________________________

  (Former name or former address, if changed since last report)

Item 5.  Other Events

     On July 1, 1997 the Registrant issued the press release attached as Exhibit 99 announcing it's agreement to acquire
     Marshalltown Financial Corporation. A copy of said agreement is attached as Exhibit 2.

Item 7.  Financial Statements and Exhibits

     (a)  Exhibits

           2.  Agreement and Plan of Merger
          99.  Press release, dated July 1, 1997.

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HMN FINANCIAL, INC.






Date: July 10, 1997           By:   /s/ Roger P. Weise

                                   ---------------------------
                                   Roger P. Weise, Chairman
                                   and Chief Executive Officer